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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                                March 27, 1998
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               Date of Report (Date of earliest event reported)


                               JAVA GROUP, INC.
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             Exact name of registrant as specified in its charter


         DELAWARE                       0-23920                   11-298370
(state or other jurisdiction        (Commission File            (IRS Employer
     of incorporation)                  Number)              Identification No.)


141-6200 McKay Avenue -- Box 884, Burnaby, B.C. Canada                V5H 4M9
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     (Address of principal executive offices)


                                (604) 412-9812
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             (Registrant's telephone number, including area code)

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Item 1.   CHANGES IN CONTROL OF REGISTRANT

The following table sets forth those people who previously had in excess of 5% of Java Group, Inc.

                                   Amount of Beneficial
Name of Beneficial Owner                 Ownership             Percent of Class

Robert P. Gillingham                    1,750,000                    22.9%
T*A*B*S Enterprise Ltd.                 2,000,000(1)                 20.8%

(1) This was previously comprised of currently exercisable warrants to purchase 2,000,000 shares for $.10 per share, which shares are deemed to be outstanding for purposes of calculating the percentage ownership of T*A*B*S Enterprise Ltd., but not for purposes of calculating any other person's percentage ownership.

This warrant agreement has been canceled in the reorganization of the company's affairs.

On March 27, 1998 Java Group, Inc. acquired 3,562,857 shares (approximately 73%) of DNR Resources Inc., a Delaware corporation from the Howard Stern Group in exchange for 24,939,999 shares of Java Group, Inc., which shares will be considered "restricted shares" as that term is defined in Rule 144, promulgated under the Securities Act of 1933, as amended. The Howard Stern Group is comprised of 22 separate shareholders.

The following table sets forth the controlling shareholders of the company as of March 27, 1998 the name and holdings as to each person (including any "group" as defined in Section 13(d) of the Securities Exchange Act of 1934) known by the Company to be the beneficial owner of more than five percent of the Common Stock.

Name and Address of              Amount of Beneficial
Beneficial Owner                       Ownership               Percent of Class

Stern Holding Limited                  9,208,500                    28.3
Howard B Stern                         6,363,000                    19.5
Dr. Stuart Friedman                    2,625,000                     8.1
Rob Gillingham                         1,750,000                     5.4

While control changed in the acquisition of DNR Resources, Inc shares, management of the company did not change.

The following table sets forth the beneficial ownership of shares of Common Stock of the Company as of March 27, 1998 of (i) the Chief Executive Officer and each of the Company's other executive officers, (ii) each director and nominee to serve as a director and (iii) all directors and executive officers of the Company as a group:

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Name of Beneficial                 Amount and Nature
     Owner                         Beneficial Owner            Percent of Class

Rob Gillingham                        1,750,000                      5.4

Ray Suutari                                   0                        0

Barrett Sleeman                               0                        0

All directors and executive
officers as a group (3 people)        1,750,000                      5.4

Item 5.   OTHER EVENTS

On April 2, 1998 Java Group Inc. settled loans outstanding with three entities for a total of $341,603 by issuing 5,030,400 Common Shares of Java Group, Inc. by virtue of Regulation S of the US Exchange and Securities Act. The individual entities are as follows:

         ENTITY                             AMOUNT              SHARES

Mt. Production Jersey Limited              $ 49,850             734,400
Giant Financial Limited                    $ 50,960             750,000
New Vision Financial Limited               $240,793           3,546,000

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

 10.1 Purchase of shares of DNR Resources, Inc. from Howard Stern Group dated March 27, 1998

 10.2 Share Settlement Agreement with Mt. Production Jersey Limited dated April 2, 1998

 10.3     Share Settlement Agreement with Giant Financial Limited dated April 2,
          1998

 10.4 Share Settlement Agreement with New Vision Financial Limited dated April 2, 1998.

  7.5 Audited Statements of DNR Resources, Inc. dated March 31, 1998 are required to be filed on or before May 27, 1998

  7.6 Pro Forma financial information combining DNR Resources, Inc dated March 31, 1998 is required to be filed on or before May 27, 1998.

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  May 20, 1998

                                       JAVA GROUP, INC.

                                       By: /s/ Rob Gillingham
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                                           Rob Gillingham, President